2017 Shareholder Presentation James O. Miller - Chairman, President & Chief Executive Officer Dennis G. Shaffer - Executive Vice President & President of Civista Bank Richard J. Dutton - Senior Vice President, Chief Operating Officer NASDAQ: CIVB Exhibit 99.1

Forward-Looking Statements This material and any oral presentation that may accompany it contain, and future oral and written statements of the Company and its management may contain, forward-looking statements, within the meaning of such term in the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company. Forward-looking statements, which may be based upon beliefs, expectations and assumptions of the Company’s management and on information available to management at the time the statements are made, are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “bode,” “predict,” “suggest,” “project,” “appear,” “plan,” “intend,” “estimate,” “may,” “will,” “would,” “could,” “should,” “likely,” or other similar expressions. Additionally, all statements in this material including forward-looking statements speak only as of the date they are made, and we undertake no obligation to update any statement in light of new information or future events except as may be required by law. Forward-looking statements are not guarantees of performance and are inherently subject to known and unknown risks, uncertainties and assumptions that are difficult to predict and could cause our actual results, performance or achievements to differ materially from those expressed in or implied by the forward-looking statements. Factors that could cause actual results, performance or achievements to differ from results discussed in the forward-looking statements include, but are not limited to, changes in financial markets or national or local economic conditions; sustained weakness or deterioration in the real estate market; volatility and direction of market interest rates; credit risks of lending activities; changes in the allowance for loan losses; legislation or regulatory changes or actions; increases in Federal Deposit Insurance Corporation insurance premiums and assessments; changes in tax laws; failure of or breach in our information and data processing systems; unforeseen litigation; and other risks identified from time-to-time in the Company’s other public documents on file with the SEC, including those risks identified in “Item 1A. Risk Factors” of Part I of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements.

Contact Information Civista Bancshares, Inc.’s common shares are traded on the NASDAQ Capital Market under the symbol “CIVB.” The Company’s depository shares, each representing 1/40th ownership interest in a Series B Preferred Share, are traded on the NASDAQ Capital Market under the symbol “CIVBP.” Additional information can be found at: www.civb.com James O. Miller Chairman, President & Chief Executive Officer jomiller@civb.com Telephone: 888.645.4121

Corporate Overview Bank originally founded in 1884 10th Largest Publicly Traded Commercial Bank Headquartered in Ohio Community Banking Focused Operations in 12 Ohio Counties 27 Branches & 2 Loan Production Offices Operations in 4 of the 5 largest Ohio MSAs Franchise Poised for Acquisitions and Organic Growth Full-Service Banking Organization with Diversified Revenue Streams Commercial Banking Retail Banking Wealth Management Mortgage Banking Tax Refund Processing Corporate Overview

Experienced Management Team Chairman, President & CEO 42 years of banking experience Joined in 1986 James O. Miller SVP & Chief Operating Officer 31 years of banking experience Joined in 2007 Richard J. Dutton SVP & Chief Lending Officer 28 years of banking experience Joined in 2016 Charles A. Parcher SVP & General Counsel 15 years of banking experience Joined in 2002 James E. McGookey SVP & Controller 28 years of banking experience Joined in 1988 Todd A. Michel SVP & Chief Risk Officer 21 years of banking experience Joined in 2013 John A. Betts SVP & Chief Credit Officer 31 years of banking experience Joined in 2010 Paul J. Stark Dennis G. Shaffer EVP President, Civista Bank 31 years of banking experience Joined in 2009

Branch Footprint Note: Market share information as of June 30, 2016. Sandusky / Akron / Cleveland, Ohio $644 million in loans $656 million in deposits 12 locations #1 deposit market share in Sandusky, Ohio with ~ 48% market share North Central Ohio $85 million in loans $182 million in deposits 7 locations ~ 37% deposit share in our markets $254 million in loans $203 million in deposits 7 locations 22% deposit market share in the rural markets West Central Ohio Greater Dayton, Ohio $73 million in loans $80 million in deposits 3 locations ~ 4% deposit share in our markets

Attractive Target Markets North Central Ohio West Central Ohio Greater Dayton Ohio Sandusky / Akron / Cleveland Development Opportunity - Toledo

Investment Highlights Experienced management team with a deep bench Community bank franchise in growth markets with an established operating model Gather attractive low-cost rural deposits (16 bps total cost of deposits) Generate loans in select growing urban markets (operations in 4 of the 5 largest MSAs in Ohio) Seasoned acquirer with platform to support growth Successfully integrated acquisition in Dayton MSA in 2015 Achieved cost synergy targets within first year while maintaining revenue and loan growth goals Two Loan Production Offices in Cleveland MSA (Westlake and Mayfield Heights) New Loan Production Office planned in the Toledo MSA Disciplined underwriting verified with strong credit quality metrics Nonaccrual and 90 days Past Due (excluding PCI1) to Gross Loans of 0.66% as of 12/31/2016 Strong noninterest income growth enhanced by unique tax refund processing platform Continued strong returns in 2016 ROAA: 1.19% ROAE: 12.90% FTE NIM 3.93% Source: Company Management and SNL Financial. 1PCI – purchased credit impaired loans.

Financial Highlights Source: Company Management and SNL Financial. 1 Market data as of 3/31/2017. 2 Non-GAAP reconciliation on page 24. Current 1 $224.8 14.39x

Increasing Shareholder Value Source: SNL Financial. 1 Non-GAAP reconciliation on page 24. Tangible Book Value per Share1 Diluted EPS CAGR: 9.3% CAGR: 34.3%

Proven Acquirer & Attractive Organic Growth Source: Company Management and SNL Financial. Completed 6 acquisitions since the formation of the holding company in 1987 Expanded commercial loan growth in Columbus, Cleveland, Akron and Dayton markets Since year-end 2011, loan portfolios in these markets have increased from $163 million to $437 million through 2016 Maintains a low cost, locally generated deposit base, primarily in rural markets Expanded residential mortgage lending by hiring experienced lending teams in the Columbus / Dublin, Cleveland and Dayton MSAs Total Assets $ in 000s Total Gross Loans $ in millions Total Deposits $ in millions CAGR 4.3% CAGR 6.1% CAGR 4.5%

Source: Company Management and SNL Financial. 2016 Peer data as of 12/31/2016, or the latest available date. Note: Comparable peers include Management selected public banks located in PA, IN, WV, MI, OH, and WI with total assets between $1.0 billion and $2.0 billion. Deposit Mix Total Deposits: $1.1 billion 2016 Total Cost of Deposits: 0.16% 31% Noninterest Bearing Demand Deposits 2016 Loan/Deposit Ratio: 94% Total Cost of Deposits (%)

Source: Company Management and SNL Financial. 2016 Peer data as of 12/31/2016, or the latest available date. Note: Comparable peers include Management selected public banks located in PA, IN, WV, MI, OH, and WI with total assets between $1.0 billion and $2.0 billion. Loan Mix Total Gross Loans: $1.1 billion 2016 Loan Yield: 4.60% Yield on Loans (%)

Peer Leading FTE Net Interest Margin Source: SNL Financial. Note: Comparable peers include Management selected public banks located in PA, IN, WV, MI, OH, and WI with total assets between $1.0 billion and $2.0 billion. 2016 Peer data as of 12/31/2016, or the latest available date.

Effectively Managing Assets & Liabilities Assets Asset duration of less than two years Sell fixed-rate mortgages Encourage variable-rate commercial lending or swap into variable, if appropriate Generally limit fixed-rate terms to five years Liabilities Liability duration greater than three years Focus on low-cost “sticky” demand deposits Don’t overprice or overextend time deposits

Source: Company Management and SNL Financial. 1Excluding PCI (purchased credit impaired loans). Strong Asset Quality Reserves / NPLs NCOs / Average Loans Loan Loss Reserves / Gross Loans NPAs & 90+PD / Assets Loan Loss Reserves / Gross Loans Nonaccrual & 90 days Past Due1 / Gross Loans

Growing Fee Income – Improving Efficiencies

CIVISTA BANCSHARES, INC.

- Growing fee income platform
  - Service charges on deposit accounts were $4.8 million and $4.7 million for 2016 and 2015, respectively
- Mortgage Banking
  - Gain on sale of loans, primarily mortgage loans, was $1.8 million and $1.1 million FY 2016 and 2015, respectively
- Wealth management
  - ~$397 million and $431 million in Assets Under Management as of December 31, 2016 and December 31, 2015, respectively
- Income tax refund processing program
  - Specialized refund processing earned $2.8 and $2.0 million for 2016 and 2015, respectively
- Continued focus on improving efficiency and operating leverage
- Investment in people [1]

AMERICAN BANKER BEST BANKS TO WORK FOR 2016

Best Employers in Ohio 2016

- Continued evaluation of branch network and organic growth opportunities

Non-Interest Income / Average Assets



0.89%
0.99%
1.03%
1.12%
1.07%
1.12%
2011
2012
2013
2014
2015
2016

Efficiency Ratio



70.66%
72.20%
81.54%
72.92%
68.14%
64.70%
2011
2012
2013
2014
2015
2016

Source: Company Management.

[1] From American Banker Magazine, September 2016 © 2016 SourceMedia, Inc. All rights reserved. Used by permission and protected by the Copyright Laws of the United States. The printing, copying, redistribution, or retransmission of this Content without expressed written permission is prohibited.

17

Profitability & Returns Analysis Source: Company Management and SNL Financial. Diluted Earnings per Share ROAE ROAA Net Income Available to Common Shareholders CAGR: 41.4% CAGR: 34.3%

1 Based on offering size of $30mm plus 15% greenshoe, net of expenses. 2 Illustrates CIVB’s capital position if all of the convertible preferred equity issued on 12/19/2013 (coupon: 6.5%, initial conversion price: $7.82) was converted into common equity in addition to the follow-on offering. 3 TCE Non-GAAP reconciliation on page 24. Capital Position ($s in thousands, except per share data) FY Post As 2011 2012 2013 2014 2015 2016 Follow-On 1 Converted 2 Total Equity $102,528 $103,980 $128,376 $115,909 $125,173 $137,616 $170,445 $170,445 Preferred Equity $23,151 $23,184 $46,316 $23,132 $22,273 $18,950 $18,950 $0 Common Equity $79,377 $80,796 $82,060 $92,777 $102,900 $118,666 $151,495 $170,445 TCE / TA 3 4.93% 5.03% 5.08% 5.80% 5.71% 6.70% 9.09% 10.49% Tier 1 Leverage Ratio 9.30% 9.34% 11.64% 10.70% 9.96% 10.55% 12.68% 12.68% Tier 1 Risk-based Capital Ratio 13.80% 13.25% 15.82% 13.44% 12.70% 12.98% 15.98% 15.98% Total Risk-based Capital Ratio 15.10% 14.84% 17.08% 14.70% 13.96% 14.20% 17.20% 17.20% For the Years Ended December 31,

Source: Company Management and SNL Financial. Operating Results ($s in thousands, except per share data) For the Years Ended December 31, FY 2011 2012 2013 2014 2015 2016 Net Interest Income $41,361 $40,578 $39,974 $41,866 $47,392 $50,259 Provision for Loan Losses 9,800 6,400 1,100 1,500 1,200 (1,300) Noninterest Income 9,971 11,200 12,062 13,874 14,278 16,132 Noninterest Expense 36,727 38,074 43,384 41,550 42,944 43,855 Net Income 3,958 5,579 6,179 9,528 12,745 17,217 Net Income Available to Common Shareholders 2,782 4,386 5,020 7,655 11,168 15,716 Diluted Earnings / (Loss) per Common Share $0.36 $0.57 $0.64 $0.85 $1.17 $1.57 Return on Average Assets (ROAA) 0.35% 0.49% 0.53% 0.77% 0.95% 1.19% Return on Average Equity (ROAE) 3.96 5.36 5.97 8.34 10.59 12.90

Compelling Investment Opportunity Strong asset quality Proven acquirer Completed 6 acquisitions since the formation of the holding company in 1987 Peer leading NIM Low cost deposits – 17 bps lower than peers High yield loan portfolio – 31 bps higher than peers Experienced management team with an average of 28 years in banking Strategically positioned in attractive Ohio lending markets funded by low cost deposits Second loan production office opened in Cleveland MSA New loan production office planned in the Toledo MSA Significant profitability improvement from 2011 to 2016 Net Income CAGR: 34.2% TBV / Share CAGR: 9.3% EPS CAGR: 34.3% Peer data as of 12/31/2016, or the latest available date.

30th Anniversary of the formation of Civista Bancshares in August 1987. The formation of the holding company was part of the original expansion plans. The holding company was the mechanism for acquisition and mergers.

30 Years of Expansion 1987 – Formed First Citizens Banc Corp 1990 – The Castalia Banking Company 1997 – Acquired Berlin Heights office from First Merit 1998 – The Farmers State Bank of New Washington 1999 – Acquired Huron office of Premier Bank 2002 – The Citizens National Bank of Norwalk 2004 – The First National Bank of Shelby 2007 – Acquired FDIC deposits of Miami Valley Bank 2007 – Champaign National Bank of Urbana (Urbana and Fairlawn) 2015 – The Citizens National Bank of Southwestern Ohio (Dayton)

Non-GAAP Reconciliation

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